A Premier Rocky Mountain Growth Story 1099 18 Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG February 2007 EXHIBIT 99.2 th

Agenda
Introduction Bill Crawford
Company Strategy and Financial Overview Fred Barrett
Development Projects  Joe Jaggers
Regulatory Overview Duane Zavadil
Southern Exploration Kurt Reinecke
Northern Exploration  Terry Barrett
Application of 3-D Seismic Roy Roux
Wrap-Up and Q&A Fred Barrett

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements.  These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions.  These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange Commission (“SEC”). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings.  In addition, historical information may not be indicative of future results.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only  proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC.  It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2005 filed with the SEC.  This document is available through the SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at www.sec.gov.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements

Fred Barrett CEO and Chairman Significant Resource Potential in the Rockies

Corporate Profile
TRACK RECORD:
Double-digit annual proved reserve
and production growth, multiple exploration discoveries
VISIBLE DEVELOPMENT GROWTH:
Extensive, low risk
development inventory managed with operational excellence
EXPLORATION UPSIDE:
Multiple, high-quality exploration
plays with multi -Tcfe potential
TECHNOLOGY:
Leader in utilization of technology
FINANCIAL STRENGTH:
Strong balance sheet and hedge
position that provides flexibility to grow

Corporate History
Formed company, January 2002, 14 employees
Private equity financing, March 2002
Initial Public Offering, December 2004 ($347 million, NYSE:BBG)
Fred Barrett assumes position of Chairman and CEO, March 2006
Joe Jaggers assumes position of President and COO, July 2006
YE 2006 Team:
211 Employees
11 Officers (average 25+ years industry experience)
17 Geoscientists,  13 Engineers, 7 Landmen
Management has a proven track record of wealth creation
Barrett Resources: $0.38 grew to $73.32 per share
1,200% shareholder return over 10.5 year period

2002 2003 2004 2005
$24
- $5 - $4 - $5
Net Income
(millions)
$62
2006 E
(unaudited)
Strong Track Record of Growth
Discretionary Cash Flow
Non-GAAP measure (millions)
2002 2004 2005
$7
$102
$195
2003
$38
$239
Production
(MMcfe/d)
2005
24
69
2004 2002 2003
89
2006 E
143
108
•
Current production: between 145 – 150 MMcfe/d
(excluding Williston)
173
159
159
2007 E
2006 E
(unaudited)
Mar
2002
Dec
2002
Dec
2003
Dec
2004
292
130
58
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Dec
2006
428

0
50
100
150
200
250
300
350
400
2005A 2006E 2007E 2008E 2009E
Visible Double-digit Production Growth
225 Wells Drilled
(Gross)
Development 108
Delineation 7
Exploration 11
CBM 99
406 Wells Planned
(Gross)
Development 127
Delineation 40
Exploration 10
CBM 229
474 Wells Planned
(Gross)
Development 159
Delineation 72
Exploration 13
CBM 230
518 Wells Planned
(Gross)
Development 168
Delineation 97
Exploration 6
CBM 247
108
108
143
143
Development
(Piceance, W. Tavaputs, CBM)
With Delineation
Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
Development
(Piceance, W. Tavaputs, CBM)
With Delineation
Success
(Lake Canyon/Blacktail Ridge,
W. Tavaputs deep, WRB deep)
303 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
Intended
Williston
divestiture
West
Tavaputs
EIS
expected
Q4 ’07 –
Q1 ‘08
159-
173
159-
173
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)

Significant Resource Potential
Delineating
Projects
Delineating
Projects
1P
1P
Exploration
Exploration
2P
2P
3P
3P
8-10 Tcfe
Unrisked Potential
8-10 Tcfe
Unrisked Potential
WRB
63
WRB
63
Uinta
151
Uinta
151
PRB 26
PRB 26
Piceance
146
Piceance
146
Williston
42
Williston
42
428 Bcfe
Net Proved Reserves
Possible
Possible
Proved
Proved
Probable
Probable
2.0 Tcfe
2.0 Tcfe

Bill Barrett Corporation

Improving Metrics and Returns with Growth

Total Operating Cost Structure Excluding Production Tax

$/Mcfe

$ per Mcfe
4.00
3.00
2.00
1.00
0.00
05A
06E
07E
08E
09E
Total Cash Operating Cost
DD&A

Return on Average Capital Employed

7%
14%
15%
2004
2005
2006E
2007E
2008E
2009E

10

Financial Flexibility to Grow
Cash $  41
Debt 188
Stockholders’ Equity 756
•
Net debt-to-capitalization ratio of 16%
•
Revolving line of credit – conforming borrowing
base of $310 million (based on MY 2006 reserves)
•
Currently have $188 million debt outstanding
Capitalization
as of December 31, 2006 (in millions, unaudited)
Strong Hedge Position (as of February 1, 2007)
Protected 27% of estimated
2008 natural gas at $6.60 CIG,
20% is collared at $6.50/$10.00
and 7% is swapped at $6.73
Protected 64% of estimated
2007 natural gas at $6.01 CIG,
40% is collared at $6.15/$9.75
and 24% is swapped at $5.78

Bill Barrett Corporation

Extensive Development Inventory

Joe Jaggers

COO and President

Powder River Basin
CBM
Wind River Basin
Waltman Arch
WY
SD
NE
Uinta Basin
W. Tavaputs
Piceance Basin
Gibson Gulch
UT
CO
KS
Gas Prone Area
Oil Prone Area
Development Project

2002 2003 2004 2005 2006 2007E 2008E 2009E
Extensive Development Inventory
2007 Capex
$425 – $450 million
Exploration
10%
Exploration
10%
Development
72%
Development
72%
Delineation1
8%
Delineation1
8%
Piceance 40%
Piceance 40%
Uinta 39%
Uinta 39%
WRB 7%
Other 8%
PRB 6%
Capital Expenditures
(millions)
$135
$31
$31
$45
$152
$152
$209
$209
$347
$347
Acquisitions
Base Capex
$409
$409
$48
$425-
450
$425-
450
$138

Bill Barrett Corporation

Fort
Union
Outcrop
Fort
Union
Outcrop

Program Potential
•
3P resources 204 Bcfe
@ YE ‘06
•
1,200+ gross drilling locations
Key Information
•
Low risk, high return
drilling, Big George coals
•
123,000 net acres (Dec. 2006)
•
18 MMcfe/d net production
(Dec 2006)
•
26 Bcfe proved reserves
@ YE ‘06
•
99 wells drilled in 2006
•
229 wells planned for 2007
Powder River Basin – CBM Development
Wyoming
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Palmtree
Palmtree
BIG BIG
GEORGE GEORGE
PLAY PLAY
Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Cat
Creek
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering

Powder River Basin – CBM Development
Wyoming
Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
$ 6.50
(0.45)
$ 6.05
(1.89)
(0.91)
$ 3.25
(0.71)
$ 2.54
50%
$ 3.15
Bcfe
0.35
80%
0.28
$    80
120
$  200
$ 0.71
(ranges from 0.15 – 0.8)
(Big George Coal)
$, thousands
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)
1
Three year Rockies strip as of January 26, 2007

0.0
10.0
20.0
30.0
40.0
50.0
60.0
Powder River Basin Production
Wyoming
230 Wells 230 Wells 247 Wells
Development Drilling Program
Actual Forecast
2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)

Piceance Basin - Gibson Gulch
Colorado
Scale:
640 ac
= 1 Mile
(with 10
ac grid)
Silt
Processing 3-Component
3-D Seismic
Non-BBC gas well
BBC acreage
BBC gas well
Key Information
•
14,000+ net undeveloped acres, WI:80+%
•
146 Bcfe proved reserves @ YE ‘06
•
68 wells drilled in 2006
•
96 wells planned for 2007
•
Three-rig level-loaded program during 2007
•
48 MMcfe/d net production (Dec. 2006)
Program Potential
•
3P resources 700 Bcfe @ YE ‘06
•
Gas-in-place: 80 Bcfe per 640 acres
•
457 drilling locations (20-acre well density)
•
Upside: 10-acre downspacing, pilots in 2007
(Williams Fork)

1
Three year Rockies strip as of January 26, 2007
$  6.50
0.83
$  7.33
(0.82)
(0.39)
$ 6.12
(1.96)
$ 4.16
43%
$ 4.20
Piceance Basin - Gibson Gulch
Colorado
Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Price Required 10% ROR
Bcfe
1.2
81%
0.97
$ 0.7
1.2
$1.9
$1.96
(Williams Fork)
$, millions
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)

10
100
1,000
10,000
0 12 24 36 48 60 72 84 96 108 120
Months After Completion
Gibson Gulch Type Curve
Piceance Basin, Colorado
Type Curve Parameters:
Instantaneous IP = 2.9 Mcfd
EUR = 1.2 Bcfe Gross
WI = 100%
NRI = 80.5%
D&C Capital = $1.9 MM
BTU = 1185
Economic Output (*$6.50/Mmbtu CIG;
$60/Bbl WTI):
ROR = 43%
CIG Price Required 10% ROR = $4.20
NPV10 = $1.4 MM
Life = 43 Yrs
Payout  = 2.2 Yrs (Disc.), 1.9 Yrs (Undisc.)

Improved Fracture Technique has led to higher EURs ...
0
200
400
600
800
1000
1200
1400
1600
1800
Quarterly Average
2004
3 Wells
Q3 2006
13 Wells
Q2 2006
21 Wells
Q1 2006
17 Wells
Q4 2005
20 Wells
Q3 2005
21 Wells
Q2 2005
24 Wells
Q1 2005
12 Wells
Piceance Gibson Gulch Area
Historical EUR

... with reduced drilling and completion costs ...
Piceance Basin - Gibson Gulch
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
Quarterly Average
Q4 2006
16 Wells
Q3 2006
13 Wells
Q2 2006
21 Wells
Q1 2006
17 Wells
Q4 2005
20 Wells
Q3 2005
21 Wells
Q2 2005
24 Wells
Q1 2005
12 Wells
2004
3 Wells
Historical Drilling and Completion Costs

... resulting in much improved economics
Piceance Basin - Gibson Gulch
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Quarterly Average
Q3 2006
13 Wells
Q2 2006
21 Wells
Q1 2006
17 Wells
Q4 2005
20 Wells
Q3 2005
21 Wells
Q2 2005
24 Wells
Q1 2005
12 Wells
2004
3 Wells
Historical Development Cost
Net D&C/Net Mcfe

0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
Piceance Basin Production
Colorado
(Williams Fork)
80 Wells 81 Wells 82 Wells
Development Drilling Program
Actual Forecast
2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)

Uinta Basin West Tavaputs Shallow
Wasatch/Mesaverde, Utah
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Compressor site
BBC Acreage
Seismic Option Acreage
Gas Well
2007 Shallow Location
Existing Pipeline
Proposed Pipeline
Questar interconnect
Prickly
Pear
Structure
Peter’s
Point
Structure
Key Information
•
75 MMcf/d (81 MMcfe/d, gross) facility capacity,
currently compression constrained; two additional
compressors planned for Q1 ‘07
•
31,000+ net undeveloped acres, WI: 83+%
•
146 Bcfe proved reserves @ YE ’06 (shallow & deep)
•
30 wells drilled in 2006; 29 wells planned for 2007
•
EIS in process, record of decision expected
Q4 ’07 - Q1 ‘08
Program Potential
•
250-300 drilling locations on 40-
acre within primary “sweet-spot”
•
3P resources 796 Bcfe @ YE ’06
(shallow & deep)

1
Three year Rockies strip as of January 26, 2007
Illustrative Drilling Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling cost (per Mcfe)
Illustrative Economics
Gas Price (Rockies strip)
1
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE, Gathering & Transportation
Production taxes
Gross margin (cash flow)
Incremental drilling cost (per Mcfe)
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.7
83%
2.2
$1.2
1.8
$3.0
$1.34
$ 6.50
0.10
$ 6.60
(0.40)
(0.37)
$ 5.83
(1.34)
$ 4.49
81%
$ 3.10
Uinta Basin West Tavaputs Shallow
Utah
(Wasatch/Mesaverde)
$, millions
For illustrative purposes only, does not represent
formal guidance (See “Forward-Looking and Other
Cautionary Statements” on slide 2)
Peters Point 6-7D, W. Tavaputs

West Tavaputs Type Curve
10
100
1,000
10,000
0 12 24 36 48 60 72 84 96 108 120
Months After Completion
Economic Output (*$6.50/Mmbtu CIG;
$60/Bbl WTI):
ROR = 81%
CIG Price Required 10% ROR = $3.10
NPV10 = $4.8 MM
Life = 20 Yrs
Payout  = 1.5 Yrs (Disc.), 1.3 Yrs (Undisc.)
(Wasatch/Mesaverde)
Type Curve Parameters:
Instantaneous IP = 3.3 Mmcfd
EUR = 2.7 Bcfe Gross
WI = 100%
NRI = 83%
D&C Capital = $3.0 MM
BTU = 1085

0.0
20.0
40.0
60.0
80.0
100.0
120.0
140.0
160.0
West Tavaputs Production
Utah
(Wasatch/Mesaverde)
29 Wells 51 Wells 75 Wells
Development Drilling Program
Actual Forecast
2007 2006 2005 2008 2009
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)

Uinta Basin - West Tavaputs Deep
(Upper Cretaceous Dakota/Jurassic Entrada, Triassic Navajo)
Questar
interconnect
Compressor
site
Deep show well
(1967)
Area of
Jurassic 3-D
Four-way
Closure
Getty deep show well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of Dakota
Potential
Prickly
Pear
Structure
Peter’s
Point
Structur
e
4-12 Deep
Delineation
IP 10.3 MMcfe/d
Navajo
2-12
Testing
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Peters Point 6-7 Deep Discovery
IP 11.4 MMcfe/d (gross)
(10/05)
100% WI, TD 15,349’-directional
Dakota, Entrada and Navajo
BBC acreage
Seismic option acreage
Gas well (Wasatch, North
Horn, Price River)
2006 deep location
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
Key Information
•
Hart’s Oil and Gas Investor “Best Discovery”
2005 award (east structure)
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
2 deep wells drilled in 2006; 3 deep wells
planned for 2007
Deep Program Potential
•
2 deep structures (east and west)
•
30+ drilling locations
•
D&C cost: $10-11 million per well
•
EUR: 5-6+ Bcfe

Typical Well Construction Costs
Peters Point 6-7D, W. Tavaputs
Drilling Rigs 15-25% of AFE
•
Added 208 U.S. Land rigs (15%) in 2006 (new builds & refurbs)
•
290 more rigs (18% increase) projected to hit U.S. Land in ’07
•
40-60 rigs are estimated to retire in ’07 for a net add of
230-250 units
Pumping Services 25-35% of AFE
•
Price increases of 4-15% in ‘06
•
The big 3 companies possess 56% of the available North
American HHP
•
Added 661,700 HHP, or 25% more horsepower, to pressure
pumping fleets in ‘06
•
2,000,000 HHP added in the past 4 years
•
At least 3 more service companies added in ’06. 30+ total
providing high pressure pumping services
Tubulars 6-15% of AFE
•
Tubular prices stabilized from Q2 ‘06
•
Shows slight decrease in ’07 (~3%)

Bill Barrett Corporation

.7 Bcfd
.2 Bcfd
1.8 Bcf/d
Q2 '09 to Ohio
(Q1 '08 to E. Kansas)
Rockies Express
3 Bcfd
1.8 Bcfd
.7 Bcfd

NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Rocky Mountain Pipeline Export Capacity
Meeker/
Greasewood
Opal
Cheyenne
Uinta
Basin
Powder
River
DJ Basin
Green
River
Basin
Big Horn
Piceance
Williston
Wind
River
Rockies production ~7.2
Regional demand ~1.5 - 2.3
~5.7 - 4.9
Rockies export capacity ~6.2
REX capacity 1.8
Plus misc expansion due to compression
BBC’s Committed Pipeline Capacity*
~195,000 MMBtu/d
~270,000 MMBtu/d (pro forma for future projects)
BBC’s current gross production ~250 MMcfe/d
*includes firm transportation owned by BBC plus term
sales to customers with firm transportation (varying terms)

31 Basis is expected to narrow $1.61 CIG Strip (as of January 26, 2007) Mar – Dec 2007 2008 2009 2010 $1.37 $0.85 $0.83

Duane Zavadil VP – Government and Regulatory Affairs Regulatory

Tactics for Public Lands Success
Long range planning
Familiarity with resources
Understand regulatory processes
Company participation
Community involvement
Effective legal support with early involvement

NEPA Analysis
Gibson Gulch
Pine Ridge exploratory drilling
Altamont-Bluebell infill drilling
Yellow Jacket exploratory drilling
Red Point 3D seismic
Wallace Creek CBM
Woodside exploratory drilling
Tavaputs winter drilling
Tavaputs full field development

West Tavaputs EIS Schedule
1st Draft – March 2007
Public Comment Initiated - June 2007
Final EIS – September 2007
Record of Decision – October 2007*
* While the EIS is scheduled for completion in October 2007, we have incorporated a three month delay in development plans

Southern Exploration District
Kurt
Reinecke Senior
VP Exploration
Southern District
Denver, CO
Greater Green
River Basin
Uinta Basin
Piceance
Basin
Paradox
Basin
DJ Basin
Biogenic Gas,
Conventional
Oil
Basin Centered
Tight Gas,
Fractured
Shale
Gas Prone Area
Oil Prone Area
Project Area
Fractured
Oil
Conventional
Structural

Bill Barrett Corporation

Mesaverde/Marcos/Emery/Ferron potential

Lake Canyon/Blacktail Ridge Project
Uinta Basin, Utah
Duchesne
Delineating Play
Monument Butte
Brundage Canyon
47 MMBOE CUM
Altamont/Bluebell
379 MMBOE CUM
SCALE
1 Township
= 36 sq mi
New Field Discovery
6 Green River wells, 1 Wasatch,
2 Wasatch WOCT
All wells currently ~ 90 BOEPD,
99 MBOE CUM
50 sq mi
3C, 3-D
Blacktail Ridge
300 MBOE per well
“sweet- spot”
Potential
Wasatch field
extension
BBC Acreage
BBC Acreage earned deep rights
(Wasatch and below) 75% WI
Recent
3rd
party completions
IPs 540-1257 BOEPD
2007 drilling:
14 Green River
10 Wasatch
2007 drilling:
8 Green River/Wasatch
Lake Canyon
Lake Canyon Blacktail Ridge
Gross Ac 229,581 51,428
Net Ac 158,659 25,714
WI (Green R.& above)* 18.75-25% 50 - 100%
WI (Wasatch & below)* 56.25-75% 50 - 100%
Depths 4,000 - 8,000 5,000 - 11,000
2007 Activity 24 wells (14 Tgr & 10 Tw) 8
* depends on Tribal participation

Bill Barrett Corporation

UINTA BASIN
PARADOX BASIN
San Rafael Swell
Dakota Outcrop

Hook and Woodside Prospects
500 – 700 Bcfe Unrisked Potential
Greater
Drunkards
Wash
Price, UT
CUM
741 Bcfe
SCALE
1 Township
= 36 sq mi
West Tavaputs
CUM 33 Bcfe
Woodside Project
26,000+ Net
Undeveloped Acres
Hook Project Area
92,000+ Net Undeveloped
Acres
UT
CO
Paradox
Basin
Uinta
Basin
Woodside Dome
2-D defined
#1 Woodside
WORT
TD ~6,500’
1962 well – gas shows
in 27 Pennsylvanian
zones
BBC Peters Pt 6-7
Deep Discovery
2007 drilling:
1-2 wells “deep” Hook
Manning Canyon (Barnett equivalent )
TD 8,000’ – 11,000’
2007 drilling:
2 wells “shallow” Hook
Fractured “Ferron” Shale
TD 1,000’ – 4,000’
Uinta/Paradox Basins, Utah
Barrett acreage
Gas fields
Manning Canyon
show well

Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
Key Information
•
Expansive project area
•
129,000 gross, 63,000 net
undeveloped acres (Dec. 2006)
•
55% working interest
•
Potential pay zone: Gothic Shale
•
5,500’-7,500 TDs’, estimated shale
thickness: 100-150’
Program Potential
•
Targeting 1- 3 Bcfe per
well
•
800 Bcfe unrisked
potential
UT CO
Paradox
Basin
Koskie #1
Current Status
•
Koskie and Rabbit Ck wells
drilled, cored and WOCT
•
Gas being desorbed from cores
•
2+ wells planned for 2007

Bill Barrett Corporation

Salt
Diapir
Upper Cutler
Upper Cutler
Lower Cutler
Lower Honaker Trail
Paradox
Salt
Mississippian
Salt
Paradox
Lower Cutler
Lower Honaker Trail

Typical well
(~30 days to drill to 10,000’)
Key Information
•
Well defined acreage targets
•
Key show wells present
•
3-D seismic lowers risk
•
Multi-pay zones
•
8,000’ – 10,000’ TDs
•
Control 20,237 net undeveloped
acres
Current Status
•
3 prospects assembled, building others
•
Pine Ridge 21 sq. mi. 3-D acquired &
processing
•
Exploratory test, Q4 2007
Salt Flank Project
Paradox Basin
½ mile Fairway
Program Potential
•
Expect 5-10 Bcf/well
•
200-400 Bcfe unrisked
potential

Bill Barrett Corporation

UNITED STATE
NORTH DAKOTA
MONTANA
SOUTH DAKOTA
WYOMING

Terry Barrett
Senior VP - Exploration
Northern District
Northern Exploration Areas of Operation
Big Horn
Basin
Powder
River
Basin
Green
River
Basin
Williston
Basin
Wind River
Basin
Basin
Centered
Tight Gas
Gas Prone Area
Oil Prone Area
Project Area
Conventional
Structure
Big George CBM
Conventional
Shale Gas

42 Cave Gulch 1-29 Gas Flare

Waltman
Field
Cooper
Reservoir
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch
Field
Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
2006 Location
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Multi-pay “Deep” Program
Bullfrog 33-19
TD ~19,450’; 93% WI
Lakota IP (6/06):
4.2 MMcfe/d (gross)
Muddy/Frontier pay behind pipe
2006 Lakota
Discovery
Testing
Cooper Deep 1
TD 16,245’, 50% WI
Cody/Niobrara
Key Information
•
High impact, high volume deep
wells
•
25,000 net undeveloped acres
(Dec. 2006)
•
63 Bcfe proved reserves @ YE ‘06
(shallow & deep-Wind River)
•
WI: 50-100%
Program Potential
•
25-30 deep locations
•
Additional inventory if Cooper
successful
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcfe/d per well
•
EUR: 6-8+ Bcfe gross per well
Cave Gulch 1-29
Recompletion; 70% WI
Muddy IP (6/05):
19 MMcfe/d (gross)
EUR: 28 Bcfe
Frontier pay behind pipe
2005 Muddy
Discovery
Bullfrog 14-18
TD 19,400’; 94% WI
Muddy IP (7/05):
20 MMcfe/d (gross)
Lakota/Frontier pay behind pipe
WYOMING
Wind River Basin

Bill Barrett Corporation

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS

Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Rocky Mountain Basin Centered Gas
Basin Centered Gas
Gas Prone Area
Oil Prone Area
Big Horn
Basin

Bill Barrett Corporation

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Big Horn Mtns
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Doble Creek
Little Buffalo
167 MMBbl
149 Bcf
60 MMBbl
45 Bcf
Grass Creek

SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
42 sq. miles
3-D seismic
currently interpreting
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Q1 ‘07 Mesaverde recompletion
Red
Point
Project Highlights
•
Large untested region
•
50% working interest (operated) in
163,000+ net undeveloped acres
(Dec. 2006)
•
Potential pay zones:
Lance 8,000’-14,500’,
Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 16,000’ – 19,000’
•
Targeting 3 - 5 Bcfe EUR wells
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes

Bill Barrett Corporation

BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITOBA
CANADA
UNITED STATES
NORTH DAKOTA
MONTANA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Rocky Mountain Overthrust Projects
Gas Prone Area
Oil Prone Area
Wolverine Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
18,000 Net
Undeveloped Acres
Circus
248,000 Net
Undeveloped Acres
Canadian Overthrust
EUR: 20+ Tcfe
Wyoming
Overthrust
EUR: 10+ Tcfe

Bill Barrett Corporation

Eastern Limit of Thrust System

Scale in Miles
0 6
64 sq. mi. 3-D
(interpreted)
102 sq. mi. 3-D
(currently
interpreting)
Program Highlights
•
50% working interest (operated) in
248,000 net undeveloped acres
(Dec. 2006)
•
Potential pay zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
•
Live oil and gas shows
in multiple horizons
•
Targeting large, four-way closures
•
First to utilize 3-D seismic
•
2 exploratory tests and
~78 sq. mi. of 3-D in 2007
•
Multi Tcfe potential
Montana Overthrust - Circus Project
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes

48 Montana Overthrust - Circus Project

Roy Roux
Senior VP – Geophysics
3-D Seismic Technology
Leading user of 3-D Seismic
Technology in the Rocky Mountain
Region
•
Since inception BBC has acquired more 3-D data (in
the Rockies) than any other Rocky Mountain operator
BBC’s Current 3-D Library
Proprietary 680 sq miles  - avg. 130 sq. mi. / year
Licensed 2070 sq miles
2007 Planned 120 sq miles   - 2 surveys

Oil Field Intelligence
3-D Seismic Technology
•
Reduce the risk of drilling dry holes or poor wells
•
Enhance development well performance by optimizing
three dimensional placement of the borehole
•
Identify previous unknown or poorly understood
subsurface opportunities
“Would you have brain surgery without a CT scan?”
Why?
How?
•
Image Structure & Faults – virtually all projects
•
Image Stratigraphy – Bullfrog, WTP Deep, Sellers Draw, Gibson Gulch
•
Image Fracture Intensity – Gibson Gulch 3-Component 3-D,
(2007 Bighorn Basin 3C3D)
When?
•
The risked weighted value of a project increases more than the cost of 3-D
•
In practice this occurs when there are sufficient hydrocarbon resource heterogeneities as to impact well economics AND these heterogeneities are detectable by seismic acoustics

Bill Barrett Corporation

6-7D Deep
0.000
0.250
0.500
0.750
1.000
1.250
1.500
1.750
2.000
2.250
2.500

N
S
Illuminating Structures & Stratigraphy
3-D Seismic Technology
Price River
Castlegate
Dakota
Navajo
Mississippian
Surface
ARB dip line through #6-
7D
Shallow Pays
Shallow Pays
Deep Pays
Deep Pays
North Horn
Wasatch
Entrada
North South
3-D Seismic was instrumental in identifying
deep structures at West Tavaputs and  location
of the #6-7 Deep well that was
awarded “Best Discovery”
(Hart’s Oil and Gas Investor 2005 Excellence Award)
Mesaverde
Ultra Deep
Potential
Ultra Deep
Potential
West Tavaputs
Navajo Seismic Amplitude

52 Illuminating Subsurface Structures & Stratigraphy 3-D Seismic Technology Sand filled Channels Muddy Stratigraphy & Structure Astroblem – impact crater

53 Leader in Rockies 3-Component 3-D Seismic Technology Measuring Fracture Density More fractures Less fractures

Key Investment Highlights
Positioned for visible, long-term Rockies reserve
and production growth
47% compounded annual growth in production (2002 – 2006)
52% compounded annual growth in reserves (2002 - 2006)
3P resources 2 Tcfe @ YE 2006
•
Proven track record in exploration discoveries
•
Testing at least four high-potential exploration prospects
in the next 12 months
•
Financial flexibility to pursue growth strategy